America's Growth Capital
Emerging Growth Conference
October 2009

vertro™

NASDAQ:VTRO

Peter Corrao President and CEO

Safe Harbor

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.

Words or expressions such as "plan", "intend", "believe" or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in Vertro reports filed with the U.S. Securities and Exchange Commission.

Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, Vertro actual performance and results may vary from those stated herein, and Vertro undertakes no obligation to update the information contained herein.

Use of non-GAAP financial measures

This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Vertro's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, which can be found on Vertro's website at www.vertro.com.

Vertro owns and operates the ALOT product portfolio

alot™ Making the Internet Easy

Introducing ALOT

Vertically oriented toolbar, homepage and desktop products...


toolbar
Music
Search
Videos
Search
Recipes
Search


home
alot home
74°


desktop
ALOT Desktop
Send Feedback
Help
Search
Widgets

...that can be fully customized through a library of over 600 'Buttons'


buttons

ALOT Toolbar



Enter search term...
Search
Celebrity Search
EW.com News
HULU on ALOT
Entertainment Center
Celeb Photos
Get Music!

- Vertically-oriented toolbar product – 90+ verticals currently available
- 'Always on' – permanently displayed in users' browsers
- One-click access to 'best of the web' content
- TRUSTe and McAfee certified for quality assurance
- Fully customizable through ALOT Buttons
- Google powered web search

ALOT Home

- Personalized homepage product
- First page users see when they open their browser
- Gateway to the rest of the web
- Fully customizable through ALOT Buttons
- Google powered web search



vertro™

ALOT Desktop

- Beta launched in Q4'08
- Enables users to display buttons directly on their computer desktops
- Fully customizable
- Google powered web search


Top Stories
Republicans question Obama's housing plan
All 18 survive copter crash off Scotland
Afghan troop increase could last 5 years
Search
Enter search term
Widgets
33°
Calculator
Radio Player

vertro™

ALOT Buttons



I'm done adding!
Tutorial
Tell a friend
Add
Remove
Save
Search
Categories
Business
Business News
Careers
Financial Markets
Personal Finance
Entertainment
Food
Fun & Games
Health
Hobbies
House & Home
Maps & Travel
Music
News
Recreation
Reference
Relationships
Science & Tech
Shopping
Social Networking
Sports
Top Sites
Buttons in "Business"
Click any Button to add to your Homepage
Showing 1-6 of 29 by
Most Popular First
Prev 1 2 3 4 5 Next
Stocks
Keep up with the latest happenings on Wall St. with access to detailed market data and stock symbol look
CNN Business News
Follow the top stories in business and finance with continuously updating headlines from CNN.com
News Search
Find breaking stories instantly by searching the latest headlines from the top news sources worldwide
Wall Street Journal
Follow the top stories from the world of finance with continuously updating news from The Wall
ALOT Finance Chat
Discuss the latest news, get advice on investing and more with access to live finance chat,
BusinessWeek
Read today's most popular business news with continuously updating headlines from

- Enables users to customize their ALOT products
- Buttons aggregate 'Best of the Web' vertical content
- 600+ free buttons available

vertro™

ALOT - Key Stats

5.1 million live toolbar users[1]

4.3 million monthly homepage users[2]

72.4 million searches a month[3]

1 Source: Internal statistics 8/31/09; includes users of Vertro's ALOT and legacy toolbar products
2 Source: SiteCatalyst – August 2009
3 Source: Internal statistics – August 2009

Growing the ALOT User Base



5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
ALOT - Live toolbar users
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
(to 8/31/09)

The 5.1 million total live toolbar users reported for 8.31.09 includes both ALOT and users of Vertro's legacy toolbar brand

Acquiring Users: PPC Ads

Step one: long tail keyword buys across the major PPC engines


Web | Images | Video | Local | Shopping | more
chocolate cake recipe
Search
YAHOO!
Chocolate Cake Recipe
Quick & Easy Chocolate Cake Recipes
Download Free Recipe Finder Toolbar
Recipes.alot.com

Acquiring Users: PPC Ads

Step two: users are taken to keyword related landing pages


What recipes are you looking for?
Super Moist Chocolate Cake
GET RECIPES NOW
Chocolate Cake Recipes
Easy chocolate recipes in 1-click!
Fast and Easy Recipes
Advice from World Class Chefs
Printable step-by-step directions
Only Quality Recipes!
Totally FREE!
Download Toolbar Now!
Clicking on GET RECIPES NOW will begin the download of the FREE ALOT Recipes Toolbar. You agree to install the toolbar, understand the and accept our
TOOLBAR FEATURES
Search
Recipe Search
Recipe eBook
ALOT Giveaway
BHG Recipes
Diet and Health Tips
Search the Web here
Find any Recipe here
Your Local Weather
Daily Cooking Articles and Recipes!
The Best in Cooking
Direct links to the best cooking websites!
Watch Cooking Videos
Rewatch and pause videos of delicious recipes!

Acquiring Users: PPC Ads

Step three: the product download and installation process


File Download - Security Warning
Do you want to run or save this file?
Name: recipes.exe
Type: Application, 662KB
From: files.alot.com
Run
Save
Cancel
While files from the Internet can be useful, this file type can potentially harm your computer. If you do not trust the source, do not run or save this software. What's the risk?


Internet Explorer - Security Warning
Do you want to run this software?
Name: ALOT Toolbar
Publisher: Alot.com
More options
Run
Don't Run
While files from the Internet can be useful, this file type can potentially harm your computer. Only run software from publishers you trust. What's the risk?


ALOT Toolbar Setup
alot
Welcome to the ALOT Toolbar
Please select your options:
Set ALOT Search as the default search engine in Internet Explorer
(more info)
Use ALOT Error Search
(more info)
Set home.alot.com as your home page
To continue, you must understand the Features and accept our Terms of Use agreement
ALOT TOOLBAR END USER SOFTWARE LICENSE AGREEMENT
Thank you for trying out the ALOT Toolbar! Your satisfaction is important to us and we only hope to include you as one of our thousands of approving users.
Agree & Continue >
Disagree

- Fully transparent installation process:
  - Ensures compliance with TRUSTe, McAfee and anti-spyware groups
  - Pre-qualifies ALOT users
  - Enables cross-sell / bundling of other ALOT products

Other Acquisition Channels

Display Advertising: CPM, CPC and CPA ad buys


starpulse.com
HOME
NEWS
CELEBRITY
MUSIC
MOVIES
TELEVISION
PHOTOS
VIDEO
GET Thousands of
CELEBRITY Photos Free!
with Celebrity Toolbar
Click Here
alot.com Celebrity Toolbar
Kardashian & Bush Reconcile
Celebrity
DJ AM's Death Ruled Accidental Drug Overdose
Celebrity-Studded Charity Auction Nets $1.1 Million For AIDS
Music
Follow Starpulse
Videos
Television

Other Acquisition Channels

Organic, viral and SEO


Toolbars, Home Pages, Buttons and Desktop Downloads - ALOT.com - Mozilla Firefox
alOt
Making the Internet Easy
TRUSTe
Products
Categories
About
Partners
Support
Say hello to ALOT Desktop
THE ALOT SELECT TOOLBAR
Get the best of the web right on your browser PLUS a chance to win up to $2,500!
MONEY GIVEAWAY
Free Select Toolbar
FREE ALOT Desktop
FREE Lottery Toolbar
Step 1. Choose your ALOT product:
toolbar
home
desktop
Music
Videos
Recipes
Step 2. Customize your ALOT products:
buttons

Monetizing ALOT Users

Pay-Per-Click Ads
72.4MM searches conducted in August '09


Credit Card - ALOT Search - Windows Internet Explorer
Web Search Images News Shopping Home
Credit Card
Search
Search Results
Sponsored Listings for Credit Card
Go Explore With Visa ®
Go Experience All That Life Has To Offer. More People Go With Visa.
www.Visa.com/Go
Apply For Credit Cards
Visa, MasterCard, Amex, Discover. Compare Offers & Apply Online.
www.CreditCards.com
Payment Processing
Increase Sales & Reduce Costs! We're here to show you how.
www.freecreditcardprocessing.com
MasterCard World Card
Discover the Ultimate Rewards Experience with World MasterCard.
www.priceless.com/world
Trinity Debt Management
Debt got you down? We need to talk. Free Debt Analysis
www.trinitycredit.org
Wipe Out Credit Card Debt
More Than $15,000 Debt? Payoff In 12-36 Months. Save Or Pay No Fees.
www.Freedom-Debt-Relief.com
Discover® Card (Official)
Have Excellent Credit? 0% Intro APR On Purchases, No Fees. Apply!
www.DiscoverCard.com
Visa USA | More People Go with Visa
Visa USA has information on Visa credit and debit cards, including Visa Classic, Visa Secured, Visa Gold, Visa Platinum, Visa Signature, and Visa Check ...
www.visa.com/
Welcome to MasterCard Worldwide
MasterCard Worldwide manages a family of well-known, widely accepted payment cards brands including MasterCard, Maestro and Cirrus and serves financial ...
www.mastercard.com/
Credit Cards - Compare Credit Card Offers at CreditCards.com
Compare Credit Cards & Credit Card Offers at CreditCards.com. Search credit cards and reviews about the best low interest, 0% balance transfer, reward, ...
www.creditcards.com/
American Express Credit Cards, Business Services, and Travel Services
Sponsored Listings
End Credit Card Debt
We Can Help Eliminate Your Credit Card Debt Legally!
DebtRelief.us.com/
Credit Card Debt Relief
Pay 40-60% Less Of Your Total Debt We Work For You. Apply For Free
www.greendebtrelief.com
Get Out Of Debt-Start Now
$15,000+ Unsecured Debt Negotiate Up to 50% in 12-36mo (800) 799-7254
www.NationalDebtRelief.us
Chase® Credit Card Offers
Get One Of CHASE's Most Popular Cards. Official Site. Apply Now!
CHASEInformation.com
Bad Credit? Top 10 Cards
Credit card offers for bad credit. Visa & MasterCard. Apply online!
www.BadCreditOffers.com
For A Debt Bailout Today
Can't Pay Credit Card Debt? Erase Up to 70% or More! List debt here
www.DebtReliefCenter.org
You Paying The Minimum
Stop Making Payments Start Settling Payoff Cards 3-5 Years Instead 30
www.DebtDefendersNetwork.com
Credit Card Rewards
New way to earn travel rewards w/ U.S. Bank FlexPerks Visa®.
www.FlexPerks.com
Searches related to: Credit Card
Reward Credit Card
Credit Card Cash Back Visa

Sponsored Buttons

Sold via CPC, CPM, CPI and CPA


Search
62°
Search Dictionary.com
TinyURL
Stocks
Calculator
Online Language Translator
Weather
Boston, MA
°F | °C | Configure
Mostly Sunny
Wind: SW at 15 MPH
Humidity: 67%
Last updated: 10:56 AM
62°
High: 73°
Low: 53°
Wednesday
High: 62°
Low: 46°
Thursday
High: 64°
Low: 47°
Friday
High: 67°
Low: 55°
Hourly Forecast
Extended 15-Day Forecast
Danny Becomes Tropical Rainstorm, Still Packs
powered by AccuWeather.com

FINANCIAL STATISTICS AND 2009 GROWTH STRATEGY

Vertro, Inc. - key stats

Stock Data	
- Share price[1]	$0.50
- Institutional holdings (est.)	70%
- Insider holdings (est.)	14%
- Average daily volume (3 month) [1]	336,998
- Shares outstanding (MM) [1]	35.59
- Float (MM) [1]	30.72
Revenue / EBITDA (continued operations)	
- Q2 2009 Revenue	$6.0mm
- Q2 2009 EBITDA	($3.4mm)
- July and August 2009 revenue[2]	$4.8mm
- **EBITDA profitability forecast for Q4 2009**	
Cash at 3.31.09	$8.3mm
Employees	Under 50
Offices	NY, FL

[1] Source: Yahoo! Finance 10.1.09
[2] Estimated revenue reported in a press release issued 9/10/09

Growth Strategy

- Build ALOT user base and increase revenue with sustained ad spend and OpEx
  - Direct response and viral led campaigns
- Continued vertical expansion
- Continued expansion of ALOT Buttons
- Continued testing of international markets
  - Asia and South America



alOt
免费工具列，一次性下载，多种实用功能
键直达快速及轻松联结最好的网站!
在线地图和精准交通资讯
立即下载

Testing new international markets

Delivering both scale and scope…

- Toolbar relationships with over 5.1mm users
- Homepage products attract over 4.7mm unique users / month
- Products generate over 72mm searches a month
- Growing library of multi-platform widgets: 600+ currently available
- Targeted vertical approach: 90+ verticals currently available

vertro™

NASDAQ:VTRO